Exhibit 10.1

[FORM]

HOLLY LOGISTIC SERVICES, L.L.C.
DIRECTOR
RESTRICTED UNIT AGREEMENT
UNDER THE HOLLY ENERGY PARTNERS, L.P.
LONG-TERM INCENTIVE PLAN

     This Restricted Unit Agreement (the “Agreement”) is made and entered into by and between HOLLY LOGISTIC SERVICES, L.L.C. (the “Company”), and ____________________ (the “Director”). This Agreement is entered into as of the _____________ day of __________________, _________(the “Date of Grant”).

W I T N E S S E T H:

     WHEREAS, the Company has adopted the HOLLY ENERGY PARTNERS, L.P. LONG-TERM INCENTIVE PLAN (the “Plan”) to attract, retain and motivate employees, directors and consultants; and

     WHEREAS, the grant to the Director of restricted units of HOLLY ENERGY PARTNERS, L.P. (the “Partnership”) as part of the Director’s compensation for service as a member of the Board of Directors of the Company (the “Board”) was authorized by resolution of the Board on August 4, 2004.

     NOW, THEREFORE, in consideration of the Director’s agreement to serve as a member of the Board, the Director and the Company agree as follows:

          1. Grant. The Company hereby grants to the Director as of the Date of Grant an award of            Units (as defined in the Plan), subject to the terms and conditions set forth in this Agreement, including, without limitation, those described in Section 5 (the “Restricted Units”).

          2. Restricted Units. The Company shall obtain the Units (as defined in the Plan) subject to this Agreement and cause such Units to be held for the Director in book entry form by the Partnership’s transfer agent with a notation that the Units are subject to restrictions. The Director hereby agrees that the Restricted Units shall be held subject to restrictions as provided in the Agreement until the restrictions on such Restricted Units expire or the Restricted Units are forfeited as provided in Section 4 of this Agreement. The Director hereby agrees that if part or all of the Restricted Units are forfeited pursuant to this Agreement, the Company shall have the right to direct the Partnership’s transfer agent to cancel such forfeited Restricted Units or, at the Company’s election, transfer such Restricted Units to the Company or to any designee of the Company.

          3. Rights of Director. Effective as of the Date of Grant, the Director is a unit holder with respect to all of the Restricted Units granted to him pursuant to Section 1 and has all of the rights of a unit holder with respect to all such Restricted Units, including the right to receive all distributions paid with respect to such Restricted Units and any right to vote with respect to such Restricted Units; provided, however, that such Restricted Units shall be subject to the restrictions hereinafter described, including, without limitation, those described in Section 5.

          4. Forfeiture and Expiration of Restrictions.

                  (a) The Director shall forfeit to the Company all of the Restricted Units immediately and without any payment to the Director whatsoever if the Director ceases to be a member of the Board before          ,        (the “Vesting Date”), for any reason, other than death, total and permanent disability, or retirement, as provided in Section 4(b) below. On and after such date, all such Restricted Units shall be fully vested and nonforfeitable (“Vested Units”).

                  (b) In the event of the Director’s death, total and permanent disability, as determined by the Compensation Committee of the Board (the “Committee”) in its sole discretion, or retirement, in accordance with any retirement policy of the Company regarding Board members, before lapse of all restrictions pursuant to Section 4(a) above, the Director shall be vested with a number of the Restricted Units equal to the number of Restricted Units specified in Section 1 times the percentage that the number of days from          ,        to the date of death, disability or retirement bears to        days and any remaining Restricted Units shall be forfeited; provided, however, that any fractional units will be forfeited to the Company. The Director or his designated beneficiary or estate will have no right to any Restricted Units that remain subject to restrictions, and those Restricted Units will be forfeited.

                  (c) In the event of a Change in Control before lapse of all restrictions pursuant to Section 4(a) above, all restrictions described in Section 5 shall lapse and the Restricted Units will become Vested Units and the Company shall deliver the Vested Units to the Director as soon as practicable thereafter. For purposes of this Agreement, a “Change in Control” shall occur if:

                          (i) Any “Person” (as defined in Section 4(d)(i) below), other than (1) Holly Corporation (“Holly”) or any of its wholly-owned subsidiaries, (2) HEP Logistics Holdings, L.P. (the “General Partner”), the Partnership, the Company or any of their subsidiaries, (3) a trustee or other fiduciary holding securities under an employee benefit plan of Holly, the Partnership, the Company or any of their “Affiliates” (as defined in Section 4(d)(iv) below), (4) an underwriter temporarily holding securities pursuant to an offering of such securities, or (5) an entity owned, directly or indirectly, by the holders of the voting securities of Holly, the Company, the General Partner or the Partnership in substantially the same proportions as their ownership in Holly, the Company, the General Partner or the Partnership, respectively, is or becomes the “Beneficial Owner” (as defined in Section 4(d)(ii) below), directly or indirectly, of securities of Holly, the Company, the General Partner or the Partnership (not including in the securities beneficially owned by such Person any securities acquired directly from Holly, the General Partner, the Partnership, the Company or their Affiliates) representing more than forty percent (40%) of the combined voting power of Holly’s, the Company’s, the General Partner’s or the Partnership’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in Section 4(c)(iii)(A) below.

                          (ii) The individuals who as of the Date of Grant constitute the Board of Directors of Holly (the “Holly Board”) and any “New Director” (as defined in Section 4(d)(iii) below) cease for any reason to constitute a majority of the Holly Board.

                          (iii) There is consummated a merger or consolidation of Holly, the Company, the General Partner or the Partnership with any other entity, except if:

                                        (A) the merger or consolidation results in the voting securities of Holly, the Company, the General Partner or the Partnership outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least sixty percent (60%) of the combined voting power of the voting securities of Holly, the Company, the General Partner or the Partnership, as applicable, or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

                                        (B) the merger or consolidation is effected to implement a recapitalization of Holly, the Company, the General Partner or the Partnership (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly, or indirectly, of securities of Holly, the Company, the General Partner or the Partnership, as applicable, (not including in the securities beneficially owned by such Person any securities acquired directly from Holly, the Company, the General Partner or the Partnership or their Affiliates other than in connection with the acquisition by Holly, the Company, the General Partner or the Partnership or their Affiliates of a business) representing more than forty percent (40%) of the combined voting power of Holly’s, the Company’s, the General Partner’s or the Partnership’s, as applicable, then outstanding securities.

                          (iv) The holders of the voting securities of Holly, the Company, the General Partner or the Partnership approve a plan of complete liquidation or dissolution of Holly, the Company, the General Partner or the Partnership, as applicable, or an agreement for the sale or disposition by Holly, the Company, the General Partner or the Partnership of all or substantially all of Holly’s, the Company’s, the General Partner’s or the Partnership’s assets, as applicable, other than a sale or disposition by Holly, the Company, the General Partner or the Partnership of all or substantially all of Holly’s, the Company’s, the General Partner’s or the Partnership’s assets, as applicable, to an entity at least sixty percent (60%) of the combined voting power of the voting securities of which is owned by the direct or indirect holders of the voting securities of Holly, the Company, the General Partner or the Partnership, as applicable, in substantially the same proportions as their ownership of Holly, the Company, the General Partner or the Partnership, as applicable, immediately prior to such sale.

(d) Definitions. For purposes of Section 4(c) above,

                          (i) “Person” shall have the meaning given in section 3(a)(9) of the Securities Exchange Act of 1934 (the “1934 Act”) as modified and used in sections 13(d) and 14(d) of the 1934 Act.

                          (ii) “Beneficial Owner” shall have the meaning provided in Rule 13d-3 under the 1934 Act.

                          (iii) “New Director” shall mean an individual whose election by the Holly Board, or nomination for election by holders of the voting securities of Holly, was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors as of the Date of Grant or whose election or nomination for election was previously so approved or recommended. However, “New Director” shall not include a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation relating to the election of directors of Holly.

                          (iv) “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under section 12 of the 1934 Act.

               5. Limitations on Transfer. The Director agrees that he shall not dispose of (meaning, without limitation, sell, transfer, pledge, exchange, hypothecate or otherwise dispose of) prior to the Vesting Date any Restricted Units hereby acquired. Any attempted disposition of the Restricted Units in violation of the preceding sentence shall be null and void. Notwithstanding the foregoing, part or all of the Restricted Units or rights under this Agreement may be transferred to a spouse pursuant to a domestic relations order issued by a court of competent jurisdiction; provided, however, that such Restricted Units shall continue to be held pursuant to Section 2 of this Agreement, and the transferee under the domestic relations order shall agree that the Restricted Units so transferred shall continue to be subject to the terms of this Agreement, including forfeiture in accordance with Sections 4(a) and (b) of this Agreement.

               6. Nontransferability of Agreement. This Agreement and all rights under this Agreement shall not be transferable by the Director during his life other than by will or pursuant to applicable laws of descent and distribution. Any rights and privileges of the Director in connection herewith shall not be transferred, assigned, pledged or hypothecated by the Director or by any other person or persons, in any way, whether by operation of law, or otherwise, and shall not be subject to execution, attachment, garnishment or similar process. In the event of any such occurrence, the Restricted Units shall automatically be forfeited. Notwithstanding the foregoing, all or some of the Restricted Units or rights under this Agreement may be transferred to a spouse pursuant to a domestic relations order issued by a court of competent jurisdiction, subject to the limitations on such transfer described in Section 5.

               7. Adjustment of Restricted Units. The number of Restricted Units granted to the Director pursuant to this Agreement shall be adjusted to reflect distributions of the Partnership paid in units, unit splits or other changes in the capital structure of the Partnership, all in accordance with the Plan. All provisions of this Agreement shall be applicable to such new or additional or different units or securities distributed or issued pursuant to the Plan to the same extent that such provisions are applicable to the units with respect to which they were distributed or issued. In the event that the outstanding Units (as defined in the Plan) of the Partnership are exchanged for a different number or kind of units or other securities, or if additional, new or different units are distributed with respect to the Units (as defined in the Plan) through merger, consolidation, or sale of all or substantially all of the assets of the Partnership, each remaining unit subject to this Agreement shall have substituted for it a like number and kind of units or shares of new or replacement securities as determined in the sole discretion of the Committee, subject to the terms and provisions of the Plan.

               8. Delivery of Vested Units. No Vested Units shall be delivered pursuant to this Agreement until the approval of any governmental authority required in connection with this Agreement, or the issuance of Vested Units hereunder, has been received by the Company. The Committee will delay delivery of Vested Units until the restrictions of Section 5 lapse.

               9. Securities Act. The Company shall have the right, but not the obligation, to cause the Restricted Units to be registered under the appropriate rules and regulations of the Securities and Exchange Commission. The Company shall not be required to deliver any Vested Units hereunder if, in the opinion of counsel for the Company, such delivery would violate the Securities Act of 1933 or any other applicable federal or state securities laws or regulations.

               10. Definitions; Copy of Plan. To the extent not specifically provided herein, all terms used in this Agreement shall have the same meanings ascribed to them in the Plan. By the execution of this Agreement, the Director acknowledges receipt of a copy of the Plan. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any applicable law, then such provision will be deemed to be modified to the minimum extent necessary to render it legal, valid and enforceable; and if such provision cannot be so modified, then this Agreement will be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties will be construed and enforced accordingly.

               11. Administration. This Agreement shall at all times be subject to the terms and conditions of the Plan. The Committee shall have sole and complete discretion with respect to all matters reserved to it by the Plan and decisions of the majority of the Committee with respect thereto and this Agreement shall be final and binding upon the Director and the Company. In the event of any conflict between the terms and conditions of this Agreement and the Plan, the provisions of the Plan shall control.

               12. Continuation as Director. This Agreement shall not be construed to confer upon the Director any right to continue to serve as a member of the Board.

               13. Governing Law. This Agreement shall be interpreted and administered under the laws of the State of Texas, without giving effect to any conflict of laws provisions.

               14. Amendments. This Agreement may be amended only by a written agreement executed by the Company and the Director. Any such amendment shall be made only upon the mutual consent of the parties, which consent (of either party) may be withheld for any reason.

               15. No Liability for Good Faith Determinations. The General Partner, the Partnership, the Company, Holly and the members of the Committee, the Board and the Holly Board shall not be liable for any act, omission or determination taken or made in good faith with respect to this Agreement or the Restricted Units granted hereunder.

               16. No Guarantee of Interests. The Board, the Holly Board, the General Partner, the Partnership, Holly and the Company do not guarantee the Units (as defined in the Plan) from loss or depreciation.

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     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its officer thereunto duly authorized, and the Director has set his hand as of the date and year first above written.

HOLLY LOGISTIC SERVICES, L.L.C.

By:

Director

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